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                                                                   Exhibit 10.69

                               PLEDGE AGREEMENT

     This PLEDGE AGREEMENT (this "Agreement"), dated as of March 27, 2000, is between TIER TECHNOLOGIES, INC. (the "Company") and JAMES L. BILDNER ("Bildner").

     WHEREAS, on February 28, 1997, William G. Barton ("Barton") entered into a promissory note payable to the Company in the amount of $939,800, due February 28, 2007 (the "First Barton Note"), secured by shares of Common Stock of the Company owned by Barton pursuant to a pledge agreement dated as of February 28, 1997, as amended by the Amended and Restated Pledge Agreement dated as of August 1, 1997 (the "Pledge Agreement"); and

     WHEREAS, Barton and the Company amended and restated the First Barton Note and replaced it with a revised note (the "Revised First Barton Note") and amended and restated the Pledge Agreement (the "Second Amended and Restated Pledge Agreement") in order to facilitate the operation of Section 11(b) thereof and to secure the Revised First Barton Note with Class A Common Stock beneficially owned by Barton;

     WHEREAS, Barton and the Company amended and restated the Second Amended and Restated Pledge Agreement (the "Third Amended and Restated Pledge Agreement") in order to eliminate administrative burdens related to the structure of the Second Amended and Restated Pledge Agreement;

     WHEREAS, on February 28, 1997, Barton entered into a promissory note payable to the Company in the amount of $152,081, due February 28, 2007 (the "Second Barton Note");

     WHEREAS, on July 15, 1997, Barton entered into a promissory note payable to the Company in the amount of $25,000, due July 15, 2007 (the "Third Barton Note" and together with the Revised First Barton Note and the Second Barton Note, the "Barton Notes");

     WHEREAS, pursuant to that certain Assignment and Assumption Agreement ("Assumption Agreement") dated of even date herewith between Bildner, Barton and the Company, Bildner has agreed to assume the Barton Notes in exchange for shares of Class A Common Stock of the Company held by Barton and to secure the Barton Notes with the Shares (as defined herein); and

     WHEREAS, in connection with Bildner's assumption of the Barton Notes, Bildner has also agreed to enter into this Pledge Agreement pursuant to the terms hereunder.

     NOW, THEREFORE, for good and valuable consideration and to secure the payment of Bildner's indebtedness to the Company, the parties agree as follows:

1.   Bildner's Indebtedness.

     (a) In connection herewith Bildner has entered into the Assumption Agreement and thereby has assumed Barton's indebtedness under the Barton Notes, payable to the order of the Company.

                                       1.
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     (b)  Pursuant to the Assumption Agreement, the Company has cancelled the
Barton Notes, and Bildner has executed and delivered to the Company three promissory notes in substantially the same form as the Barton Notes (the "New Notes").

     (c) Bildner has executed the Assumption Agreement and is required to secure the New Notes by a pledge of the Shares and delivery of this Pledge Agreement.

     (d) The number of shares of Class A Common Stock of the Company set forth on Schedule A hereto, which are currently beneficially owned by Bildner (the "Shares"), shall serve as the security for the New Notes.

2. Pledge. Bildner hereby pledges to the Company, and grants to the Company a security interest in, the following (the "Pledged Collateral"): (i) the Shares and the certificates representing the Shares; and (ii) securities of the Company associated with the Shares issued in connection with any stock dividend or stock split, or securities of the Company issued in connection with a recapitalization, merger, reorganization or similar transaction.

3.   Security for Obligations.

     (a) This Agreement secures the payment of all of Bildner's present and future obligations, duties and liabilities under the New Notes and under this Agreement (all referred to as the "Obligations").

     (b) This Agreement shall create a continuing security interest in the Pledged Collateral and shall (i) remain in full force and effect until payment in full of the Obligations; (ii) be binding upon Bildner and his successors and assigns; and (iii) inure to the benefit of the Company and its successors, transferees, and assigns. Notwithstanding anything to the contrary herein, Bildner shall have the right to reduce the number of Shares constituting the Pledged Collateral from time to time whenever the fair market value of the Shares are greater than the then outstanding balance of the New Notes, and the Company shall promptly release all Shares other than that number of Shares having a fair market value equal to the then outstanding balance of the New Notes.

4. Delivery of Pledged Shares. All certificates or instruments representing or evidencing the Shares shall be held by or on behalf of the Company under this Agreement and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Company. If Bildner fails to perform any Obligation contained in this Agreement, the Company may itself perform, or cause performance of, that Obligation, and the expenses of the Company incurred in connection with that performance shall be payable by Bildner under Section 9 hereto.

5.   Representations and Warranties. Bildner represents and warrants as follows:

     (a) Bildner is the beneficial owner of the Pledged Collateral free and clear of any lien on the Pledged Collateral except for the security interest created by this Agreement and the other terms and conditions set forth in the Stock Option Agreements. The Pledged Collateral is held of record by the Tier Technologies, Inc. Voting Trust.

                                       2.
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     (b)  The pledge of the Pledged Collateral under this Agreement creates a valid and perfected first priority interest in the Pledged Collateral, securing the payment of the Obligations.

     (c) No authorization, approval, or other action by, and no notice to or filing with, any governmental authority or regulatory body is required either
(i) for the pledge by Bildner of the Pledged Collateral under this Agreement or for the execution, delivery, or performance of this Agreement by Bildner; or
(ii) for the exercise by the Company of the voting or other rights provided for in this Agreement or the remedies in respect of the Pledged Collateral under this Agreement (other than restrictions under any federal or state securities law applicable to the offer or sale of unregistered securities).

6.   Rights in Absence of Default.

     (a) So long as there has been and is no Event of Default: (i) involving failure to make the payment described in Section 2 of any of the New Notes, or
(ii) involving the voluntary placement by Bildner of a lien upon all or a significant portion of the Pledged Collateral:

          (i) Bildner shall be entitled to exercise any and all voting and other consensual rights pertaining to any or all of the Shares, subject to any other agreement to which the Shares may be subject.

          (ii) Securities of the Company associated with the Shares issued in connection with any stock dividend or stock split, or securities of the Company issued in connection with a recapitalization, merger, reorganization or similar transaction shall be immediately delivered to the Company as Pledged Collateral in the same form as so received (with any necessary endorsement). Any other dividends, distributions, or interest paid or payable in respect of, or instruments and other property received, receivable, or otherwise distributed in respect of, or in exchange for, any Pledged Collateral shall be paid to Bildner.

          (iii) The Company shall execute and deliver (or cause to be executed and delivered) to Bildner all such proxies and other instruments as Bildner may reasonably request for the purpose of enabling him to exercise the voting and other rights that he is entitled to exercise pursuant to paragraph (i) of this
Section 6(a).

     (b) When and so long as there is an Event of Default (i) involving failure to make the payment described in Section 2 of any of the New Notes, or (ii) involving the voluntary placement by Bildner of a lien upon all or a significant portion of the Pledged Collateral, all rights of Bildner to exercise the voting and other rights that he would otherwise be entitled to exercise pursuant to
Section 6(a)(i) shall cease, and all those rights shall become vested in the Company, which shall then have the sole right to exercise those voting and other rights.

7. Transfers and Liens. Bildner agrees that he will not (i) sell or otherwise dispose of, or grant any option with respect to, any of the Pledged Collateral without the prior written consent of the Company; or (ii) voluntarily create any lien upon or with respect to any of the Pledged Collateral, except for the security interest under this Agreement.

                                       3.
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8.   Events of Default; Remedies upon Default.

     (a) The following shall constitute Events of Default ("Events of Default") under this Agreement:

          (i) if Bildner fails to perform or observe any term, covenant, or Obligation under this Agreement or the New Notes, or if any representation or warranty made by Bildner in this Agreement or the New Notes is untrue or misleading in any material respect as of the date with respect to which that representation or warranty was made; or

          (ii) if a notice of lien, levy, or assessment is filed or recorded with respect to all or a substantial part of the Pledged Collateral, except for a lien that relates to current taxes not yet due and payable, and if the applicable claim is not discharged or satisfied within ninety (90) days of Bildner's actual knowledge of that filing or recordation (such affected Pledged Collateral shall hereinafter be referred to as the "Affected Collateral"); or

          (iii) if all or a substantial part of the Pledged Collateral is attached, seized, or subjected to a writ or distress warrant, or is levied upon, or comes within the possession of any receiver, trustee, custodian, or assignee for the benefit of creditors, and that Pledged Collateral is not returned to Bildner or the writ, distress warrant, or levy is not dismissed, stayed, or lifted within ninety (90) days (such affected Pledged Collateral shall also hereinafter be referred to as the "Affected Collateral");

provided, however, with respect to subparagraphs 8(a)(ii) and (iii) hereto, if prior to the end of such ninety (90) day period, Bildner provides the Company with additional collateral to secure the New Notes with a fair market value equal to or exceeding the fair market value of the Affected Collateral, which collateral may be Shares or cash (or such other collateral, subject to the consent of the Company, which consent shall not be unreasonably withheld) at the discretion of Bildner and which collateral Bildner hereby agrees shall be subject to the terms of this Agreement, no Event of Default shall be deemed to have occurred.

     (b) When and so long as there is any Event of Default, the Company may exercise in respect of the Pledged Collateral, in addition to other rights and remedies provided for in this Agreement or otherwise available to it, all the rights and remedies of a secured party upon a default under the Uniform Commercial Code in effect in the State of California at that time.

     (c) Notwithstanding anything else contained herein to the contrary, so long as there has been and is no Event of Default: (i) involving failure to make the payment described in Section 2 of any of the New Notes, or (ii) involving the voluntary placement by Bildner of a lien upon all or a significant portion of the Pledged Collateral, Bildner shall be entitled to exercise any and all voting and other consensual rights pertaining to any or all of the Shares.

9. Expenses. On demand, Bildner will pay the Company all reasonable expenses, including attorneys' fees and costs, which the Company may incur in connection with (i) the exercise or enforcement of any of the rights of the Company under this Agreement; or (ii) Bildner's failure to perform or observe any of the provisions of this Agreement.

                                       4.
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10.  Security Interest Absolute.  All rights and security interests of the
Company, and all Obligations of Bildner, under this Agreement shall be absolute and unconditional irrespective of: (i) any lack of validity or enforceability of the New Notes or any other agreement or instrument relating to it; (ii) any change in the time, manner, or place of payment of, or in any other term of, any of the Obligations, or any other amendment or waiver of or consent to any departure from the New Notes; (iii) any exchange, release, or non-perfection of any other collateral, or any release, amendment, or waiver of any of the Obligations; or (iv) any other circumstance that might otherwise constitute a defense available to, or a discharge of, Bildner in respect of the Obligations or of this Agreement.

11. Further Assurances. Bildner agrees that at any time and from time to time, at his expense, Bildner will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Company may request, in order to perfect and protect any security interest granted or purported to be granted by this Agreement or to enable the Company to exercise and enforce its rights and remedies under this Agreement with respect to any Pledged Collateral.

12. Entire Agreement; Amendment; Waiver. This Agreement, the Assumption Agreement and the New Notes embody the entire agreement of the parties hereto with respect to the subject matter of this Agreement and supersede all prior agreements with respect to that subject matter. This Agreement may not be amended or modified except in a writing signed by both parties. No waiver of any provision of this Agreement shall be deemed to, or shall, operate as a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver. Except as expressly provided in this Agreement, no waiver shall be binding unless executed in writing by the party making the waiver.

13. Notices. All notices and other communications provided for under this Agreement shall be given as follows:

If to the Company:

                    TIER TECHNOLOGIES, INC.
                    1350 Treat Boulevard, Suite 250
                    Walnut Creek, CA 94596
                    Attn: Chief Financial Officer

If to Bildner:

                    JAMES L. BILDNER
                    c/o Tier Technologies, Inc.
                    1350 Treat Boulevard, Suite 250
                    Walnut Creek, CA 94596

14. Captions. Captions are used for reference purposes only and should be ignored in the interpretation of the Agreement. Unless the context requires otherwise, all references in this Agreement to Sections are to the sections of this Agreement.

                                       5.
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15.  Governing Law; Terms. This Agreement shall be governed by and construed in accordance with the laws of the State of California applicable to contracts wholly made and performed in the State of California. Unless otherwise defined above, terms defined in Division 9 of the Uniform Commercial Code as adopted in the State of California are used in this Agreement with their statutory meanings.

The parties have duly executed this Agreement as of the date first written above.

                                    TIER TECHNOLOGIES, INC.

                                    By: /s/ Lori DePole
                                        ------------------------------
                                        Lori DePole
                                        Chief Financial Officer

                                    JAMES L. BILDNER

                                    /s/ James L. Bildner
                                    ----------------------------------
                                    James L. Bildner

                                       6.
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                          STOCK POWER AND ASSIGNMENT

                        SEPARATE FROM STOCK CERTIFICATE

     FOR VALUE RECEIVED and pursuant to that certain PLEDGE AGREEMENT dated as of March 15, 2000 (the "Agreement"), the undersigned hereby sells, assigns, and transfers to TIER TECHNOLOGIES, INC. (the "Company"), ____________ shares of Class A Common Stock of the Company, standing in the undersigned's name or in the name of Tier Technologies, Inc. Voting Trust (of which the undersigned is beneficial owner) on the books of the Company represented by Certificate No(s). _____________ delivered herewith. The undersigned does hereby irrevocably constitute and appoint the Secretary of the Company as the undersigned's attorney-in-fact, with full power of substitution, to transfer this stock on the books of the Company. THIS ASSIGNMENT MAY ONLY BE USED AS AUTHORIZED BY THE AGREEMENT.


JAMES L. BILDNER

___________________________________
James L. Bildner

Instructions: Please sign this Stock Power above, but do not fill in any blanks other than the signature lines.

The purpose of this Stock Power and Assignment Separate from Stock Certificate is to enable the Company to acquire the Shares in accordance with the terms of the Agreement.
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                                   SCHEDULE A

                               PLEDGED SHARES AND
                                OTHER COLLATERAL


161,142 shares of Class A Common Stock (represented by Voting Trust Certificate No. ___)